Exhibit 99.1

THE ON - CHAIN MARKET FOR REAL ASSETS What Gets Traded : Silver first, then gold, platinum, and other commodity real - world assets ("RWAs"), and the market structure for tokenized assets. Milton “Todd” Ault III / Founder, Ault Blockchain AULTBLOCKCHAIN.COM

02 / DISCLOSURES FORWARD - LOOKING STATEMENTS & LEGAL DISCLAIMER Important information. FORWARD - LOOKING STATEMENTS

03 / DISCLOSURES FORWARD - LOOKING STATEMENTS & LEGAL DISCLAIMER Important information. FORWARD - LOOKING STATEMENTS NO OFFER OF SECURITIES REGULATORY & ECOSYSTEM

04 / WHY PREVIOUS ATTEMPTS FAILED THE PROBLEM Tokenization has a credibility problem. Tokenization, in this context, refers to issuing a digital token on a blockchain that represents a claim on a physical asset s uch as silver. 01 / Custody Custody NEEDS DEEPER VERIFICATION. On - chain reconciliation exists. Institutional - grade custody, qualified custodians, independent audits, and clear legal recourse are still not yet standard across the market. 02 / Infrastructure Infrastructure Tokenized assets are spread across multiple chains and venues, which fragments price discovery, collateral use, and order - book depth. 03 / Regulation Regulation Many projects still cannot clearly answer what the token is under law, who regulates the issuer, or what happens when something goes wrong. That uncertainty slows institutional adoption. Address one and you still fail. All three need to be addressed together from the start. There can be no assurance that addressing all three at once will lead to the success of this venture. ASSETS SCATTERED, NO VENUE. UNCERTAINTY ACROSS JURISDICTIONS.

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05 / THE GAP

THE OPPORTUNITY

Commodity markets are enormous. Tokenized RWAs remain small by comparison, and tokenized commodities are still early.

GLOBAL COMMODITIES DERIVATIVES / MARKET SCALE

$157 trillion


GOLD
~$30T+
SILVER
~$4T
ALL OTHER COMMODITIES
~$123T

Energy, agriculture, industrial metals, softs make up the bulk

TOTAL TOKENIZED RWA MARKET TODAY

$30.24 billion

Every tokenized treasury, private-credit fund, real-estate share, and commodity across every chain, combined.

AND IT BARELY TRADES

Tokenized gold is the largest on-chain commodity segment. Tokenized silver, platinum, and the rest remain small by comparison, with limited on-chain liquidity native to a purpose-built venue and fragmented market structure.

MARKET CAP IS NOT A MARKET. THE TOKENS EXIST; THE MARKETS DON'T.

SOURCE / STATISTA COMMODITIES MARKET FORECAST (2025–2026), WORLD GOLD COUNCIL (MAR. 2026), RWA.XYZ (APR. 28, 2026)

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06 / ARCHITECTURE

ECOSYSTEM

One integrated platform. Purpose-built layers.

LAYER / ASSETS

Ault Affiliates

ISSUANCE

Tokenized commodity warehouse receipts, physically backed, starting with silver. Purpose-built for real-asset issuance.

LAYER / VENUE

Ault DEX

TRADING

Spot trading venue (a decentralized exchange, or "DEX," where transactions execute via smart contract rather than a centralized intermediary) with a real order book and contracted professional market makers. Built for price discovery on real assets.

LAYER / CHAIN

Ault Blockchain

SETTLEMENT

Layer 1 infrastructure, Ethereum Virtual Machine ("EVM") compatible. Protocol governance through the Ault Decentralized Autonomous Organization ("DAO").

OVERSIGHT

Ecosystem commercial counterparties sit within the **Hyperscale Data (NYSE: GPUS)** corporate family / public-company reporting and accountability at the business layer.

INTEGRATED · OPEN ARCHITECTURE
Chain governance via the **Ault DAO**

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BLOCKCHAIN

07 / FIRST ASSET

TOKENIZED WAREHOUSE RECEIPTS

Silver, first. Not a synthetic. Not a derivative.

Ag

47
ATOMIC NO.

Argentum
107.868 U · GROUP 11

~10,000 oz
CURRENT PHYSICAL RESERVE

01 **Physical silver**
Institutional-grade silver bars, approximately 10,000 ounces acquired by the issuer to date, representing the initial physical reserve.

02 **Held in qualified custody**
The issuer expects to enter into custody arrangements with one or more institutional-grade qualified custodians. No definitive custody agreement has been executed as of the date of this presentation.

03 **Tokenized warehouse receipt / Ag**
Subject to executed custody arrangements and applicable regulatory requirements, each token is intended to represent a claim on a specific quantity of physical silver and to be redeemable for physical delivery, subject to issuer terms.

04 **Trade · Collateralize · Yield**
Following platform launch and subject to applicable law, tokens are expected to trade spot on the Ault DEX (decentralized exchange), serve as collateral within the lending protocol, and be deployable into ecosystem vaults.

WHAT EXISTS TODAY VS WHAT THIS ENABLES

TODAY	AULT MODEL
Price-tracking tokens on general-purpose chains. **No native venue. No order book depth. No collateral utility.**	Warehouse receipts on a purpose-built chain. **Native DEX, lending, vaults, cross-margin.** Physical redemption as infrastructure.

08 / BMAX PAYMENT TOKEN A payment token issued on the Ault Blockchain. Designed to enable holders to spend the value of their crypto. WHAT BMAX IS Payment token issued by Granit Trust Services SA, trustee of the Bitcoin Max Trust. Indirect asset exposure to Bitcoin. Advisory governance vote within the Ault Blockchain Association. Initial sales limited to institutional investors and market makers that complete KYC/AML verification. WHAT BMAX IS NOT Not an investment contract or security. Not a deposit. Not an investment token under Swiss law. No guarantee of liquidity or market value. ISSUER Granit Trust Services SA Trustee of the Bitcoin Max Trust CLASSIFICATION Utility + hybrid payment token Under Swiss law WHAT IT IS NOT Not a security. Not a deposit. Not an investment token under Swiss law BMAX is offered solely as a payment token for institutional investors during the initial phase. BMAX is not an investment con tra ct or security. Liquidity, and market value, if any, are uncertain and may never develop. Digital assets are highly volatile and ri sky .

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BLOCKCHAIN

09 / PLATFORM MECHANICS

VERTICAL INTEGRATION / IN PRACTICE

Why a single integrated platform matters.

COLLATERAL →

Lending

Borrow against tokenized commodity collateral. Silver becomes productive capital, not a static position.

LIQUIDITY →

Vaults

Strategies built around tokenized commodity flows. Protocol liquidity that compounds inside the ecosystem.

SINGLE ORDER BOOK

Ault DEX

SPOT | PERPETUALS*

BID / AG		ASK / AG	
31.840	1,240	31.855	1,180
31.825	820	31.870	640
31.810	415	31.890	310

CROSS-MARGINED · ONE ACCOUNT · ONE VENUE

← DEPTH

Spot + perpetuals

Spot and perpetuals on one book. Hedgers, market makers, and directional traders all see the same liquidity.

← CAPITAL

Cross-margin

One margin account across spot and derivatives. Capital efficiency that cannot be stitched together across five separate protocols.

*PERPS / NON-US INITIALLY EXPLORING CFTC PATHWAYS (PENDING LEGAL REVIEW)

Cross-chain decentralized finance ("DeFi") introduces **bridge risk** at every step / smart-contract exploits, liquidity fragmentation, settlement delays. Five separate protocols across five chains can't share a balance sheet. **One integrated platform on one chain is intended to eliminate bridge risk for assets natively issued on the Ault Blockchain.**

aultblockchain.com

10 / PIPELINE

AULT™
BLOCKCHAIN

WHAT COMES NEXT

One framework. Every commodity.

Ag

Silver

47 · Argentum
~$4T annual traded volume

01 / FIRST →

Au

Gold

79 · Aurum
~$30T annual traded volume

02 / NEXT →

Pt

Platinum

78 · Platinum
$950B+ annual traded volume

03 / FOLLOWING ···

SAME FRAMEWORK / EVERY ASSET

Tokenized warehouse receipts · Physical custody · Plugs into Ault DEX, lending & vaults

~$35T **Combined annual trading volume across three metals. One platform.** Every asset that plugs in deepens books, adds collateral types, expands vault strategies / compounding liquidity on shared infrastructure.

11 / WHY NOW

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BLOCKCHAIN

CONVERGENCE

The window of opportunity is open.

FORCE 01 / REGULATION

Clarity is converging globally.

Workable frameworks across jurisdictions for the first time. FINMA (Swiss Financial Market Supervisory Authority); MiCA (Markets in Crypto-Assets Regulation, EU); VARA (Virtual Assets Regulatory Authority, Dubai).

FINMA / CH | Wyoming DAO | MiCA / EU | VARA / UAE

FORCE 02 / DEMAND

Institutional appetite at all-time highs.

Allocators want on-chain commodity exposure with custody, reporting, and settlement they recognize.

Funds | Allocators | Family offices | Corporates

FORCE 03 / INFRASTRUCTURE

Public-company counterparty. Earned token.

NYSE-listed (GPUS) accountability behind ecosystem commercial counterparties. AULT distributed through emissions only (no Initial Coin Offering, or "ICO").

NYSE: GPUS | Emissions only | No ICO

CATEGORY POSITION Tokenized treasuries and private credit have their platforms. **Physical commodities do not.** Different asset class, different infrastructure, different thesis / that is the gap we are filling.

Three forces converging. The platform that gets tokenized commodities right first owns the category.

→ NOW

12 / THE ASK THE ASK Come build with us. 01 / CAPITAL Institutional partners. Allocators Funds Family offices 02 / SUPPLY The commodity industry. Miners Refiners Custodians & traders 03 / BUILD Ecosystem builders. Protocol teams DeFi developers Infrastructure providers FIND US ONLINE TG t.me/aultblockchain DC discord.gg/aultblockchain X @ AultBlockchain IG @aultblockchain Scan for all links · questions, introductions, collaboration FIND US AT CONSENSUS INFO@AULTBLOCKCHAIN.COM

→ AULTBLOCKCHAIN.COM → @AULTBLOCKCHAIN